Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   5.41%
July, 2000   5.87%
June, 2000   4.80%
May, 2000   5.55%


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.78%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,529,119,458.18